Home Appreciation U.S. REIT ETF

SCHEDULE OF INVESTMENTS at April 30, 2022 (Unaudited)

	Shares	Value
Common Stocks - 99.3%
REITS - Apartments - 69.8%
American Campus Communities, Inc.	1,785	115,436
American Homes 4 Rent - Class A	4,700	186,167
Apartment Income REIT Corp.	730	35,894
Apartment Investment and Management Co.	2,865	18,050
AvalonBay Communities, Inc.	1,005	228,617
BRT Apartments Corp.	845	18,497
Camden Property Trust	774	121,433
Centerspace	405	37,365
Equity Residential	2,746	223,799
Essex Property Trust, Inc.	576	189,660
Independence Realty Trust, Inc.	3,525	96,092
Invitation Homes, Inc.	3,021	120,296
Mid-America Apartment Communities, Inc.	1,071	210,644
NexPoint Residential Trust, Inc.	440	39,230
UDR, Inc.	2,172	115,572
		1,756,752
REITS - Diversified - 3.8%
UMH Properties, Inc.	3,014	70,889
Washington Real Estate Investment Trust	1,065	25,656
		96,545
REITS - Health Care - 11.7%
CareTrust REIT, Inc.	516	8,365
National Health Investors, Inc.	476	24,528
Omega Healthcare Investors, Inc.	680	17,327
Ventas, Inc.	2,200	122,210
Welltower, Inc.	1,335	121,231
		293,661
REITS - Management & Service - 1.9%
Tricon Residential, Inc.	3,311	47,976

REITS - Manufactured Homes - 11.2%
Equity LifeStyle Properties, Inc.	1,606	124,112
Sun Communities, Inc.	900	158,013
		282,125
REITS - Office Property - 0.9%
Veris Residential, Inc. (1)	1,430	22,894

Total Common Stocks
(Cost $2,555,427)		2,499,953

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 0.220% (2)	8,486	8,486
TOTAL SHORT-TERM INVESTMENTS
(Cost $8,486)		8,486

TOTAL INVESTMENTS IN SECURITIES: 99.6%
(Cost $2,563,913)		2,508,439
Other Assets in Excess of Liabilities - 0.4%		9,104
TOTAL NET ASSETS: 100.0%		$2,517,543

(1)	Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of April 30, 2022.

Summary of Fair Value Exposure at April 30, 2022 (Unaudited)

The Home Appreciation U.S. REIT ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$2,499,953	$–	$–	$2,499,953
Short-Term Investments	8,486	-	-	8,486
Total Investments in Securities	$2,508,439	$–	$–	$2,508,439

 (1) See Schedule of Investments for industry breakout.